Exhibit 6.1

POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May 10, 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May, 2005.

/s/ Brian M. Levitt
Name:	Brian M. Levitt

POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May 10, 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May, 2005.

/s/ Jack C. Bingleman
Name:	Jack C. Bingleman

POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May 10, 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May, 2005.

/s/ Raymond Chrétien
Name:	Raymond Chrétien

POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May 10, 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May, 2005.

/s/ Paul-Henri Couture
Name:	Paul-Henri Couture

POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May 10, 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May, 2005.

/s/ Louis P. Gignac
Name:	Louis P. Gignac

POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May 10, 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May, 2005.

/s/ Claude R. Lamoureux
Name:	Claude R. Lamoureux

POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May 10, 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May, 2005.

/s/ Jacques Laurent
Name:	Jacques Laurent

POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May 10, 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May, 2005.

/s/ Giles Ouimet
Name:	Gilles Ouimet

POWER OF ATTORNEY

     The undersigned, an authorized U.S. representative for service of process for Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May [10], 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May, 2005.

/s/ Roger Brear
Name:	Roger Brear

POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May 10, 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May, 2005.

/s/ Louise Roy
Name:	Louise Roy

POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May 10, 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May , 2005.

/s/ Edward J. Waters
Name:	Edward J. Waters

POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May 10, 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May , 2005.

/s/ Robert J. Steacy
Name:	Robert J. Steacy

POWER OF ATTORNEY

     The undersigned, a director of Domtar Inc. (the “Company”), does hereby constitute and appoint each of Brian M. Levitt and Razvan Theodoru, acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

     (i) the Registration Statement on Form F-10 to be filed on or about May 10, 2005 with the U.S. Securities and Exchange Commission (the “Registration Statement”) for the purpose of registering up to $500 million aggregate principal amount of senior debt securities of the Company (the “Securities”) to be issued and sold from time to time under the Securities Act of 1933, as amended (the “Securities Act”);

     (ii) any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Registration Statement, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act registering additional senior debt securities to be offered and sold in conjunction with an offering of Securities under the Registration Statement;

     (iii) any and all other documents and instruments in connection with the issuance of the Securities and any such additional senior debt securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the U.S. Securities and Exchange Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of May , 2005.

/s/ Gene R. Tyndall
Name:	Gene R. Tyndall